Exhibit 10.2

SECOND OMNIBUS AMENDMENT

Second Amendment to

Second Amended and Restated Receivables Sale Agreement

and

Third Amendment to

Second Amended and Restated Credit and Security Agreement

This SECOND OMNIBUS AMENDMENT (this “Amendment”) is entered into as of June 24, 2009 by and among:

(1) ROCK-TENN COMPANY, a Georgia corporation (“Parent”),

(2) ROCK-TENN COMPANY OF TEXAS, a Georgia corporation, ROCK-TENN CONVERTING COMPANY, a Georgia corporation, ROCK-TENN MILL COMPANY, LLC, a Georgia limited liability company, ROCK-TENN PACKAGING AND PAPERBOARD, LLC, a Georgia limited liability company, PCPC, INC., a California corporation, WALDORF CORPORATION, a Delaware corporation, and SOUTHERN CONTAINER CORP., a Delaware corporation (the foregoing, collectively, the “Originators”),

(3) ROCK-TENN FINANCIAL, INC., a Delaware corporation (“Buyer” or “Borrower”),

(4) ROCK-TENN CONVERTING COMPANY, a Georgia corporation, as initial servicer (together with Borrower, the “Loan Parties”),

(5) NIEUW AMSTERDAM RECEIVABLES CORPORATION, a Delaware corporation (“Nieuw Amsterdam”), and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Liquidity Bank to Nieuw Amsterdam and as Nieuw Amsterdam Agent (the foregoing, collectively, the “Nieuw Amsterdam Parties”),

(6) THREE PILLARS FUNDING LLC, a Delaware limited liability company (“TPF”), SUNTRUST BANK, as a Liquidity Bank to TPF, and SUNTRUST ROBINSON HUMPHREY, INC., a Tennessee corporation (“STRH”), as TPF Agent (the foregoing, collectively, the “TPF Parties”), and

(7) STRH, as Administrative Agent (the “Administrative Agent”),

with respect to (a) that certain Second Amended and Restated Receivables Sale Agreement, dated as of September 2, 2008, by and among Parent, the Originators and Borrower (as heretofore amended, the “Existing RSA” which, as amended hereby, is hereinafter referred to as the “RSA”) and (b) that certain Second Amended and Restated Credit and Security Agreement, dated as of September 2, 2008, by and among the Loan Parties, the Nieuw Amsterdam Parties, the TPF Parties and the Administrative Agent (as heretofore amended, the “Existing CSA” which, as amended hereby, is hereinafter referred to as the “CSA”). The Existing RSA and Existing CSA are hereinafter referred to as the “Existing Agreements”)

Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing RSA or Existing CSA, as applicable.

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend certain provisions of the Existing Agreements.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

1. Amendments.

1.1 Amendments to Existing RSA. Subject to the terms and conditions hereinafter set forth:

(a) The definition of “Receivable” set forth in the Existing RSA is hereby amended and restated in its entirety to read as follows:

“Receivable” means all indebtedness and other obligations owed to an Originator (at the times it arises, and before giving effect to any transfer or conveyance under this Agreement) (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale of goods or the rendering of services by such Originator to customers that are domiciled in the United States or Canada and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto, provided, however, in no event shall the term “Receivable” include any Excluded Receivable. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless or whether the account debtor or such Originator treats such indebtedness, rights or obligations as a separate payment obligation.

(b) The following new definition is hereby added to Exhibit I to the Existing RSA in its appropriate alphabetical order:

“Excluded Receivable” means all indebtedness and other obligations owed to an Originator (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale of goods or the rendering of services by such Originator after May 31, 2009 to any of Mississippi River Corp., Triad Packaging Inc. of Tennessee, The Newark Group Inc., G H S Enterprises Inc., Southern Converters Inc., Marcom Services Inc., Caraustar Industries Inc., Color Spectrum Network, Dusobox Corp., Technology Container Corp., Smurfit-Stone Container Corporation or Smurfit-Stone Container Enterprises, Inc.

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1.2 Amendment to Existing CSA. Subject to the terms and conditions hereinafter set forth:

(a) The definition of “Receivable” set forth in Exhibit I to the Existing CSA is hereby amended and restated in its entirety to read as follows:

“Receivable” means all indebtedness and other obligations owed to an Originator (at the times it arises, and before giving effect to any transfer or conveyance under the Receivables Sale Agreement) (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale of goods or the rendering of services by such Originator to customers that are domiciled in the United States or Canada and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto; provided, however, that the term “Receivable” shall exclude any indebtedness or other obligations owed to an Originator by an Affiliate that is 100% owned, directly or indirectly, by an Originator or a Loan Party and each Excluded Receivable. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless or whether the account debtor or such Originator treats such indebtedness, rights or obligations as a separate payment obligation.

(b) The following new definition is hereby added to Exhibit I to the Existing CSA in its appropriate alphabetical order:

“Excluded Receivable” means all indebtedness and other obligations owed to an Originator (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale of goods or the rendering of services by such Originator after May 31, 2009 to any of Mississippi River Corp., Triad Packaging Inc. of Tennessee, The Newark Group Inc., G H S Enterprises Inc., Southern Converters Inc., Marcom Services Inc., Caraustar Industries Inc., Color Spectrum Network, Dusobox Corp., Technology Container Corp., Smurfit-Stone Container Corporation or Smurfit-Stone Container Enterprises, Inc.

1.3. Anything contained in the Agreements to the contrary notwithstanding, the Originators and the Loan Parties shall have until July 24, 2009 to notify each of the Obligors on Excluded Receivables to make payments into accounts that do not constitute Collection Accounts.

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2. Representations.

2.1. Each Originator represents and warrants to Parent, Buyer and Buyer’s assigns that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Originator, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

2.2. Each Originator further represents and warrants to Parent, Buyer and Buyer’s assigns that, as of the date hereof and as of the Effective Date (as defined below), each of its representations and warranties set forth in Article II of the Existing RSA is true and correct as though made on and as of such date and that no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

2.3. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

2.4. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that, as of the date hereof and as of the Effective Date (as defined below), each of its representations and warranties set forth in Section 5.1 of the Existing Agreement is true and correct as though made on and as of such date and that no event has occurred and is continuing that will constitute an Amortization Event or Unmatured Amortization Event.

3. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon (a) receipt by the Administrative Agent of a counterpart hereof duly executed by each of the parties hereto and (b) the satisfaction, if applicable, of the Rating Agency Condition with respect to each Conduit.

4. Miscellaneous.

4.1. Except as expressly amended hereby, the Existing Agreements shall remain unaltered and in full force and effect, and each of the parties hereto hereby ratifies and confirms the RSA and CSA and each of the other Transaction Documents (as defined in each of the RSA and CSA) to which it is a party.

4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

4.3. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY ACKNOWLEDGES AND AGREES THAT:

4.3.1. IT IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR GEORGIA STATE

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COURT SITTING IN FULTON COUNTY, GEORGIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT, AND IT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY OF PARENT, THE ORIGINATORS AND THE LOAN PARTIES IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY OF PARENT, THE ORIGINATORS AND THE LOAN PARTIES AGAINST ANY AGENT OR ANY LENDER OR ANY AFFILIATE OF ANY AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN FULTON COUNTY, GEORGIA.

4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ROCK-TENN COMPANY,
AS PARENT

By:	/s/ John D. Stakel
Name:	John D. Stakel
Title:	Vice President - Treasurer

[Second Omnibus Amendment]

ROCK-TENN COMPANY OF TEXAS,
AS ORIGINATOR

By:	/s/ John D. Stakel
Name:	John D. Stakel
Title:	Vice President - Treasurer

ROCK-TENN CONVERTING COMPANY,
AS ORIGINATOR AND AS SERVICER

By:	/s/ John D. Stakel
Name:	John D. Stakel
Title:	Vice President - Treasurer

ROCK-TENN MILL COMPANY, LLC,
AS ORIGINATOR

By:	/s/ John D. Stakel
Name:	John D. Stakel
Title:	Vice President - Treasurer

ROCK-TENN PACKAGING AND PAPERBOARD, LLC,
AS ORIGINATOR

By:	/s/ John D. Stakel
Name:	John D. Stakel
Title:	Vice President - Treasurer

[Second Omnibus Amendment]

PCPC, INC.
AS ORIGINATOR

By:	/s/ John D. Stakel
Name:	John D. Stakel
Title:	Vice President - Treasurer

WALDORF CORPORATION,
AS ORIGINATOR

By:	/s/ John D. Stakel
Name:	John D. Stakel
Title:	Vice President - Treasurer

SOUTHERN CONTAINER CORP.,
AS ORIGINATOR

By:	/s/ John D. Stakel
Name:	John D. Stakel
Title:	Vice President - Treasurer

[Second Omnibus Amendment]

ROCK-TENN FINANCIAL, INC.,
AS BUYER AND AS BORROWER

By:	/s/ Chadwick T. Payne
Name:	Chadwick T. Payne
Title:	Treasurer

[Second Omnibus Amendment]

NIEUW AMSTERDAM RECEIVABLES CORPORATION

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, INDIVIDUALLY AS A LIQUIDITY BANK AND AS NIEUW AMSTERDAM AGENT

By:	/s/ Stephen G. Adams
Name:	Stephen G. Adams
Title:	Executive Director

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Vice President

[Second Omnibus Amendment]

THREE PILLARS FUNDING LLC

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

SUNTRUST BANK, INDIVIDUALLY AS A LIQUIDITY BANK

By:	/s/ Bradley J. Staples
Name:	Bradley J. Staples
Title:	Managing Director

SUNTRUST ROBINSON HUMPHREY, INC., AS TPF AGENT AND AS ADMINISTRATIVE AGENT

By:	/s/ Joseph R. Franke
Name:	Joseph R. Franke
Title:	Director

[Second Omnibus Amendment]